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                                                                    EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP


We consent to the incorporation by reference in this Registration Statement of Dollar General Corporation on Form S-4 of our report dated February 22, 2000, appearing in the Annual Report on Form 10-K/A of Dollar General Corporation for the year ended January 28, 2000 and the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



Nashville, Tennessee
July 28, 2000